Exhibit 10.2

ASSIGNMENT OF PURCHASE AND SALE AGREEMENT

AND JOINT ESCROW INSTRUCTIONS

THIS ASSIGNMENT OF PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS (this “Assignment”) is made this 6th day of September, 2011, between TNP ACQUISITIONS, LLC, a Delaware limited liability company (the “Assignor”); and TNP SRT OSCEOLA VILLAGE, LLC, a Delaware limited liability company (“Assignee”).

W I T N E S S E T H:

THAT for and in consideration of the sum of ten dollars ($10.00) cash in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby transfer and assign to Assignee all of Assignor’s rights, title, and interest in, to, and under that certain Purchase and Sale Agreement and Joint Escrow Instructions, dated September 1, 2011, as amended (the “Agreement”), between So Wehren Holding Corp., a Delaware corporation, as “Seller”, and Assignor, as Buyer, in connection with the purchase and sale of the Property, which Property is more particularly described in the Agreement. This Assignment shall include, without limitation, Assignor’s interest in any and all deposits delivered pursuant to the terms of the Agreement.

Assignee, as evidenced by its signature hereto, hereby assumes and agrees to perform all of the obligations of Assignor under the Agreement.

In accordance with Paragraph 17.1 of the Agreement, Assignor and Assignee hereby certify to Seller that: (i) Assignee is an entity controlled or managed by Assignor or the principals of Assignor; (ii) Assignor is not released from any obligations under the Agreement by this Assignment; (iii) this Assignment is not a condition of, nor will it delay, the closing contemplated under the Agreement; (iv) Assignor is not in default of any of its covenants or obligations under the Agreement; (v) each of the representations and warranties of Assignor set forth in the Agreement remains true and correct as to Assignee; and (vi) Assignee is a duly organized and validly and presently existing entity in good standing under the laws of the State of Delaware, and will be qualified to do business in the State of Florida prior to the closing under the Agreement.

Assignor and Assignee acknowledge and agree that Seller is an intended third-party beneficiary of this Assignment and shall have the right to enforce the certifications set forth herein. This Assignment shall be governed by the laws of the State of Florida and shall be binding upon Assignor and shall inure to the benefit of Assignee and its successors, heirs and assigns.

[SIGNATURES FOLLOW]

WITNESS the following signatures:

ASSIGNOR:	TNP ACQUISITIONS, LLC, a Delaware limited liability company

	By:	/s/ Steve Corea
	Name:	Steve Corea
	Its:	SVP Acquisitions

ASSIGNEE:	TNP SRT OSCEOLA VILLAGE, LLC, a Delaware limited liability company

	By:	TNP Strategic Retail Operating Partnership, L.P., a Delaware limited partnership its Sole Member

		By:	TNP Strategic Retail Trust, Inc., a Delaware corporation its general partner

			By:	/s/ James R. Wolford
			Name:	James R. Wolford
			Its:	Chief Financial Officer

SEEN AND AGREED:

SELLER:	SO WEHREN HOLDING CORP., a Delaware corporation

	By:	/s/ Dottie Jensen
	Name:	Dottie Jensen
	Its:	Authorized Officer

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